UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2003
                                       ===


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                    0-12853                93-0370304
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)          Identification No.)


  13900 NW Science Park Drive, Portland, Oregon                    97229
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141



                                    No Change
          (Former name or former address, if changed since last report)


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                                                              3
Item 5.  Other Events

     On April 24, 2003, Electro Scientific Industries, Inc. (the "Company") announced that it received a Nasdaq Staff Determination on April 22, 2003 indicating that the Company was not in compliance with Nasdaq's listing requirements due to the Company's failure to timely file its Quarterly Report on Form 10-Q for the period ended March 1, 2003. The Company intends to request an appeal hearing before a Nasdaq Listing Qualification Panel to the review the Staff Determination. There can be no assurance that the Listing Qualification Panel will grant the Company's request for continued listing. Pending the results of the hearing, the Company's trading symbol will be "ESIOE." The Company's press release announcing these events is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

           (c) Exhibits.
               --------

                99.1      Press release dated April 24, 2003.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Date:  April 24, 2003.


                         Electro Scientific Industries, Inc.



                         By   /s/ John E. Isselmann, Jr.
                              --------------------------------------------------
                              John E. Isselmann, Jr.
                              General Counsel and Corporate Secretary



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                                  EXHIBIT INDEX


Exhibit              Description
-------              -----------

99.1                 Press release dated April 24, 2003.